EXHIBIT 99.1

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Allied Plus (Samoa) Limited

(Incorporated in Samoa)

We have audited the accompanying balance sheet of Allied Plus (Samoa) Limited (the “Company”) as of December 31, 2016, and the statement of operations, the statement of stockholders’ equity, and the statement of cash flows for the period from Janaury 11, 2016 (date of inception) to December 31, 2016 (the “period”). These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. The Company is not required to have, nor have we been engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements referred to above present fairly, in all material respects, the financial position of Allied Plus (Samoa) Limited as of December 31, 2016, and the result of its operations and its cash flows for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has an accumulated deficit of $72,619 as of December 31, 2016, and has incurred a loss since inception and further losses are anticipated in the development of its business. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Anthony Kam & Associates Limited

Anthony Kam & Associates Limited

Certified Public Accountants

May 8, 2017

Hong Kong, China

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ALLIED PLUS (SAMOA) LIMITED

Balance Sheet

December 31,
2016
ASSETS
Current Assets
Cash and cash equivalents	$42,000
Total Current Assets	42,000

TOTAL ASSETS	$42,000

LIABILITIES AND STOCKHOLDERSS' DEFICIT
Current Liabilities
Due to related parties	92,619
Total Current Liabilities	92,619

TOTAL LIABILITIES	92,619

Stockholders' Deficit
Common Stock, 50,000 shares authorized, Par Value $1, 22,000 issued and outstanding, respectively	22,000
Accumulated deficit	(72,619)
Total Stockholders’' Deficit	(50,619)
TOTAL LIABILITIES AND STOCKHOLDERSS' DEFICIT	$42,000

The accompanying notes are an integral part of these financial statements.

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ALLIED PLUS (SAMOA) LIMITED

Statement of Operations

January 11, 2016
(Inception) to
December 31,
2016

Revenue	$-

Operating Expenses
Salaries and wages	7,000
General and administrative	65,619
Total Operating Expenses	72,619

Net loss from operations	(72,619)

Provision for income taxes	-

Net loss	$(72,619)

Basic and dilutive loss per common share	$(19)

Weighted average number of common shares outstanding	3,770

The accompanying notes are an integral part of these financial statements.

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ALLIED PLUS (SAMOA) LIMITED

Statement of Stockholders’ Equity

For the Period from Inception (January 11, 2016) to December 31, 2016

	Number of Shares	Amount	Accumulated Deficit	Total Stockholders' Deficit

Balance as of January 11, 2016 (Inception)	1	$1	$-	$1

Common shares issued for cash	21,999	21,999	-	21,999
Net loss	-	-	(72,619)	(72,619)

Balance - December 31, 2016	22,000	$22,000	$(72,619)	$(50,619)

The accompanying notes are an integral part of these financial statements.

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ALLIED PLUS (SAMOA) LIMITED

Statement of Cash Flows

January 11, 2016
(Inception) to
December 31,
2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(72,619)
Adjustments to reconcile net loss to net cash used in operating activities
Changes in operating assets and liabilities
Net Cash Used in Operating Activities	(72,619)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock for cash	22,000
Proceeds from related party	92,619
Net cash provided by Financing Activities	114,619

Net cash increase for period	42,000
Cash at beginning of period	-
Cash at end of period	$42,000

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for income taxes	$-
Cash paid for interest	$-

The accompanying notes are an integral part of these financial statements.

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ALLIED PLUS (SAMOA) LIMITED

Notes to the Audited Financial Statements

December 31, 2016

NOTE 1 - ORGANIZATION, DESCRIPTION OF BUSINESS AND GOING CONCERN

Allied Plus (Samoa) Limited (“we”, “our”, the “Company) was incorporated in Samoa on January 11, 2016, as New Triumphant Investment Development Limited. On January 10, 2017, the Company amended its Articles of Incorporation to change its name to Allied Plus (Samoa) Limited. It is based in Hong Kong, China. The fiscal year end is December 31.

The Company is sourcing and developing tourism and entertainment-related investment projects in Malaysia and Southeast Asia in connection with the People’s Republic of China’s broad “One Belt, One Road” regional investment and development initiative.

Going Concern

The financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future.  The Company has incurred a loss since Inception, resulting in an accumulated deficit of $72,619 as of December 31, 2016 and further losses are anticipated in the development of its business.  Accordingly, there is substantial doubt about the Company’s ability to continue as a going concern.

The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management intends to finance operating costs over the next twelve months with existing cash on hand and loans from directors and/or private placement of common stock.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation

The Company's reporting currency is the U.S. dollars (“USD”). The functional currency of the Company is the Hong Kong dollar. All transactions initiated in HKD are translated into USD in accordance with ASC 830, "Translation of Financial Statements," as follows:

i)	Assets and liabilities at the rate of exchange in effect at the balance sheet date.
ii)	Equities at historical rate
iii)	Revenue and expense items at the average rate of exchange prevailing during the period.

Adjustments arising from such translations are deferred until realization and are included as a separate component of stockholders’ equity as a component of comprehensive income or loss. Therefore, translation adjustments are not included in determining net income (loss) but reported as other comprehensive income.

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For foreign currency transactions, the Company translates these amounts to the Company’s functional currency at the exchange rate effective on the invoice date. If the exchange rate changes between the time of purchase and the time actual payment is made, a foreign exchange transaction gain or loss results which is included in determining net income for the period. No significant realized exchange gains or losses were recorded during the period December 31, 2016.

December 31,
2016
Spot HKD:USD exchange rate	$0.128
Average HKD:USD exchange rate	$0.128

Cash and Cash Equivalents

Cash and cash equivalents include cash in banks, money market funds, cash funds on hand, and certificates of term deposits with original maturities of three months or less, which are readily convertible to known amounts of cash.

Financial Instruments

The Company's financial instruments consist primarily of cash and accounts payable. The carrying amounts of such financial instruments approximate their respective estimated fair value due to their short-term maturities.

Related Parties

The Company follows ASC 850, “Related Party Disclosures,” for the identification of related parties and disclosure of related party transactions (see Note 3).

Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, “Accounting for Income Taxes.” The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and for operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized. As at December 31, 2016, the Company did not have any amounts recorded pertaining to uncertain tax positions.

Loss Per Share

The Company has adopted ASC 260, “Earnings Per Share,” (“EPS”) which requires presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures, and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. In the accompanying statements of operations, basic loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.

The Company had no potentially dilutive securities, such as convertible debt, options or warrants, issued and outstanding during the period ended December 31, 2016.

Revenue Recognition

The Company recognizes revenue on arrangements in accordance with FASB ASC No. 605, “Revenue Recognition.” In all cases, revenue is recognized only when the price is fixed and determinable, persuasive evidence of an arrangement exists, the service is performed and collectability of the resulting receivable is reasonably assured.

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Recent Accounting Pronouncements

In February 2017, the FASB has issued Accounting Standards Update (ASU) No. 2017-05, “Other Income – Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets.” The amendments clarify that a financial asset is within the scope of Subtopic 610-20 if it meets the definition of an in substance nonfinancial asset. The amendments also define the term in substance nonfinancial asset. The amendments clarify that nonfinancial assets within the scope of Subtopic 610-20 may include nonfinancial assets transferred within a legal entity to a counterparty. For example, a parent may transfer control of nonfinancial assets by transferring ownership interests in a consolidated subsidiary. A contract that includes the transfer of ownership interests in one or more consolidated subsidiaries is within the scope of Subtopic 610-20 if substantially all of the fair value of the assets that are promised to the counterparty in a contract is concentrated in nonfinancial assets. The amendments clarify that an entity should identify each distinct nonfinancial asset or in substance nonfinancial asset promised to a counterparty and derecognize each asset when a counterparty obtains control of it. Effective at the same time as the amendments in Update 2014-09, Revenue from Contracts with Customers (Topic 606). Therefore, public business entities, certain not-for-profit entities, and certain employee benefit plans should apply the amendments in this Update to annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. Earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. All other entities should apply the amendments in this Update to annual reporting periods beginning after December 15, 2018, and interim periods within annual periods beginning after December 15, 2019. All other entities may apply the guidance earlier as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. All other entities also may apply the guidance earlier as of annual reporting periods beginning after December 15, 2016, and interim reporting periods within annual reporting periods beginning one year after the annual reporting period in which the entity first applies the guidance. An entity is required to apply the amendments in this Update at the same time that it applies the amendments in Update 2014-09.

In January 2017, the FASB has issued Accounting Standards Update (ASU) No. 2017-04, “Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment.” These amendments eliminate Step 2 from the goodwill impairment test. The annual, or interim, goodwill impairment test is performed by comparing the fair value of a reporting unit with its carrying amount. An impairment charge should be recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. In addition, income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit should be considered when measuring the goodwill impairment loss, if applicable. The amendments also eliminate the requirements for any reporting unit with a zero or negative carrying amount to perform a qualitative assessment and, if it fails that qualitative test, to perform Step 2 of the goodwill impairment test. An entity still has the option to perform the qualitative assessment for a reporting unit to determine if the quantitative impairment test is necessary. Effective for public business entities that are a SEC filers for annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. ASU 2017-04 should be adopted on a prospective basis. The Company is currently evaluating the potential impact that the adoption of this ASU may have on its financial statements.

In December 2016, the FASB has issued Accounting Standards Update (ASU) No. 2016-20, “Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers.” The amendments affect narrow aspects of the guidance issued in ASU 2014-09 including Loan Guarantee Fees, Contract Costs, Provisions for Losses on Construction-Type and Production-Type Contracts, Disclosure of Remaining Performance Obligations, Disclosure of Prior Period Performance Obligations, Contract Modifications, Contract Asset vs. Receivable, Refund Liability, Advertising Costs, Fixed Odds Wagering Contracts in the Casino Industry, and Costs Capitalized for Advisors to Private Funds and Public Funds. The effective date and transition requirements for the amendments are the same as the effective date and transition requirements for FASB Accounting Standards Codification Topic 606. Public entities should apply Topic 606 (and related amendments) for annual reporting periods beginning after December 15, 2017, including interim reporting periods therein. The Company is currently evaluating the potential impact that the adoption of this ASU may have on its financial statements.

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Management has considered all other recent accounting pronouncements issued since the last audit of our financial statements. The Company's management believes that these recent pronouncements will not have a material effect on the Company's financial statements.

NOTE 3 – RELATED PARTY TRANSACTIONS

As of December 31, 2016, the Company recorded due to related parties, from shareholders of the Company, of $92,619. During the period ended December 31, 2016, related parties provided cash of $92,619, respectively, for operating expenses and for cash on hand.

NOTE 4 – SHAREHOLDERS’ EQUITY

Common Stock

The Company has authorized 50,000 common shares with a par value of $1 per share. Each common share entitles the holder to one vote, in person or proxy, on any matter on which action of the stockholders of the corporation is sought.

Since inception (January 11, 2016) to December 31, 2016, the Company has issued a total of 22,000 common shares for cash of $22,000, as follows:

•	On January 11, 2016, the Company issued 1 share to a founder at $1 per share.

•	On November 1, 2016, the Company issued to 22 unaffiliated investors, 21,999 common shares at $1 per share for $21,999

The Company has no stock option plan, warrants or other dilutive securities.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Office rent

Commencing May 2016, the Company leases office space at $10,947 per month located at Room 601C, 6/F, Empire Centre, 68 Mody Road, Kowloon, Hong Kong with fixed terms ended May 2018 and hence operating lease commitments of $131,364 within one year from December 31, 2016 and $54,735 after one year and within two years from December 31, 2016, totaled $186,099.

NOTE 6 – SUBSEQUENT EVENTS

The Company has evaluated other subsequent events through the date the financial statements were available to be issued and has determined that it does not have any material events except as follows:

On February 24, 2017, ABV Consulting, Inc., (“ABV” or the “Company”) entered into a Share Exchange Agreement (the “Agreement”) with Allied Plus (Samoa) Limited, an international company incorporated in Samoa with limited liability (“APSL”), and each of APSL’s shareholders (collectively, the “Sellers”), pursuant to which, among other things and subject to the terms and conditions contained therein, the Company will effect an acquisition of APSL by acquiring from the Sellers all outstanding equity interests of APSL (the “Acquisition”).

Pursuant to the Agreement, in exchange for all of the outstanding shares of APSL, the Company will issue 1,980,000,000 shares of common stock of the Company (the “Exchange Shares”) to the Sellers. The Exchange Shares will be allocated among the Sellers pro-rata based on each Seller’s ownership of APSL prior to the Acquisition. The Exchange Shares will be subject to a lock-up as set forth in the Agreement.

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